Exhibit 10.74.8

$19,000,000.00

AMENDMENT NO. 5

TO

LOAN AND SECURITY AGREEMENT

originally dated as of October 30, 2002

by and among

CORRECTIONAL SERVICES CORPORATION

CSC MANAGEMENT DE PUERTO RICO INC.

YOUTH SERVICES INTERNATIONAL HOLDINGS, INC.

YOUTH SERVICES INTERNATIONAL REAL PROPERTY PARTNERSHIP, LLP

YOUTH SERVICES INTERNATIONAL, INC.

YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC.

YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC.

YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC.

YOUTH SERVICES INTERNATIONAL OF TEXAS, INC.

YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC.

YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC.

and

GENERAL ELECTRIC CAPITAL CORPORATION

Amended as of March         , 2005

GE Capital Credit Agreement Amendment No 5

AMENDMENT NO. 5 TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of this              day of March, 2005, by and among CORRECTIONAL SERVICES CORPORATION, a Delaware corporation, CSC MANAGEMENT DE PUERTO RICO INC., a Puerto Rico corporation, YOUTH SERVICES INTERNATIONAL HOLDINGS, INC., a Delaware corporation, YOUTH SERVICES INTERNATIONAL REAL PROPERTY PARTNERSHIP, LLP, a Maryland limited liability partnership, YOUTH SERVICES INTERNATIONAL, INC., a Maryland corporation, YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC., an Iowa corporation, YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC., a South Dakota corporation, YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC., a Missouri corporation, YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., a Texas corporation, YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC., a Maryland corporation, and YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC., a Michigan corporation (collectively, “Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Lender”).

RECITALS

A. Pursuant to that certain Loan and Security Agreement dated as of October 30, 2002 by and between Borrower and Lender (as amended, modified and restated from time to time, the “Loan Agreement”), the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B. The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

1. New Section 1.52a of Loan Agreement. The Loan Agreement is hereby amended by inserting the following new Section 1.52a immediately following the existing Section 1.52:

Section 1.52a. Reserve Amount. “Reserve Amount” means (i) during the period commencing on the date of Amendment No. 5 to this Agreement through April 30, 2005, $0.00, (ii) during the period commencing May 1, 2005 through May 31, 2005, $250,000.00, (iii) during the period commencing June 1, 2005 through June 30, 2005,

GE Capital Credit Agreement Amendment No 5	1

$500,000.00, (iv) during the period commencing July 1, 2005 through July 31, 2005, $750,000.00, and (v) August 1, 2005 and thereafter, $1,000,000.00.

2. Amendment to Section 2.1A(d) of Loan Agreement. Subsection (d) of Section 2.1A of the Loan Agreement is hereby amended by deleting the first sentence of such subsection (d) in its entirety and by inserting in lieu thereof the following sentence:

Subject to the terms and conditions of this Agreement, advances under the Revolving Loan shall be made and Letters of Credit shall be issued against a borrowing base equal to eighty-five percent (85%) of Qualified Accounts due and owing from any Account Debtor less the Reserve Amount (the “Borrowing Base”).

3. Amendment to Section 2.1C(a) of Loan Agreement. Subsection (a) of Section 2.1C of the Loan Agreement is hereby amended by deleting the first sentence of such subsection (a) in its entirety and by inserting in lieu thereof the following sentence.

Borrower has requested that Lender issue or cause to be issued, and Lender has agreed to issue or cause to be issued by Issuing Party for Borrower’s account and guaranteed by Lender, one or more Letters of Credit, for the benefit of one or more Beneficiaries, in a maximum Face Amount of (i) effective from the date of Amendment No. 5 to this Agreement through July 31, 2005, $12,500,000, and (ii) effective from and after August 1, 2005, $10,500,000.

4. Amendment to Section 2.1C(e) of Loan Agreement. Subsection (e) of Section 2.1C of the Loan Agreement is hereby amended by deleting from clause (z) of such subsection (e) the dollar amount “$200,000” and by inserting in lieu thereof “the Reserve Amount”.

5. Special Covenant Regarding Capital Expenditures. Borrower covenants that, for the period commencing on the date of this Amendment through the date (if any) on which Letter of Credit No. SE444600W dated September 17, 2004 issued to U.S. Bank, National Association, as Trustee (and any replacement letter of credit), either expires, is surrendered or is fully drawn with all draws reimbursed to Lender or there shall have occurred any combination of such events such that no further draws are possible and all draws made are fully reimbursed, Borrower’s capital expenditures, other than any capital expenditures made in connection with the detention complex under construction in Frio County, Texas, will not exceed $1,500,000.00.

6. Confirmation of Representations and Warranties. Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct in all material respects, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

7. Updated Schedules. As a condition precedent to Lender’s agreement to enter into this Amendment, and in order for this Amendment to be effective, Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement, to the extent necessary, (a) to

GE Capital Credit Agreement Amendment No 5	2

reflect updated and accurate information with respect to Borrower, and (b) to update all other information as necessary to make the Schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the Schedules attached to the Loan Agreement (as amended per the Schedules attached hereto, if any) is true and correct as of the date of this Amendment.

8. Fees. In consideration of this Amendment, Borrower agrees to pay a fee of Five Thousand and No/100 Dollars ($5,000.00), which amount shall be added to the balance of the Revolving Credit Advances on the date hereof.

9. Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with this Amendment.

10. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower and is enforceable against each such Borrower in accordance with its terms.

11. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

(d) This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

13. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

14. Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.

GE Capital Credit Agreement Amendment No 5	3

IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be executed as of the date first written above.

LENDER: GENERAL ELECTRIC CAPITAL CORPORATION a Delaware corporation

By:
Name:
Title:

BORROWER: CORRECTIONAL SERVICES CORPORATION a Delaware corporation

By:	(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

CSC MANAGEMENT DE PUERTO RICO INC. a Puerto Rico corporation

By:	(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

YOUTH SERVICES INTERNATIONAL HOLDINGS, INC. a Delaware corporation

By:	(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

GE Capital Credit Agreement Amendment No 5	4

YOUTH SERVICES INTERNATIONAL REAL PROPERTY PARTNERSHIP, LLP a Maryland limited liability partnership

By:	Youth Services International, Inc. a Maryland corporation its Managing Partner

By:		(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

YOUTH SERVICES INTERNATIONAL, INC. a Maryland corporation

By:		(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC. an Iowa corporation

By:		(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC. a South Dakota corporation

By:		(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC. a Missouri corporation

By:		(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

GE Capital Credit Agreement Amendment No 5	5

YOUTH SERVICES INTERNATIONAL OF TEXAS, INC. a Texas corporation

By:		(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC. a Maryland corporation

By:		(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC. a Michigan corporation

By:		(SEAL)
Name:	Bernard A. Wagner
Title:	Senior Vice President & CFO

GE Capital Credit Agreement Amendment No 5	6

LIST OF SCHEDULES

Schedule 1.41 -	Mortgages

Schedule 1.45 -	Permitted Liens

Schedule 3.6 -	Officers with Power of Attorney

Schedule 4.1 -	Subsidiaries

Schedule 4.2 -	State of Organization

Schedule 4.5 -	Litigation

Schedule 4.7 -	Tax Identification Numbers; Fiscal Years

Schedule 4.9 -	Exceptions to Ownership

Schedule 4.10 -	Tax Liability

Schedule 4.14 -	Environmental Matters

Schedule 4.15 -	Places of Business; Record Owner; Chief Executive Office

Schedule 4.16 -	Intellectual Property

Schedule 4.17 -	Capitalization; Ownership

Schedule 4.19 -	Borrowings and Guarantees

Schedule 4.20 -	Business Interruptions

Schedule 4.21 -	Trade Names

Schedule 4.22 -	Joint Ventures

Schedule 4.27 -	Funds from Restricted Grants

Schedule 4.29 -	Assignment of Claims Laws

Schedule 4.30 -	Unrecorded Leases

Schedule 4.35 -	Unrecorded Contracts

GE Capital Credit Agreement Amendment No 5	7

Schedule 4.42 -	Other Liens

Schedule 4.43 -	Agreements to Transfer Title

Schedule 6.7 -	Insurance

Schedule 6.24 -	Post-Closing Obligations

Schedule 6.38 -	Operating Accounts

GE Capital Credit Agreement Amendment No 5	8